Scudder
Short Term
Bond Fund

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

Seeks to provide a high level of income consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                          Scudder Short Term Bond Fund
--------------------------------------------------------------------------------
Date of Inception:  4/24/84  Total Net Assets as of      Ticker Symbol:  SCSTX
                             6/30/98: $1,062 million
--------------------------------------------------------------------------------

o Scudder Short Term Bond Fund's 30-day net annualized SEC yield at the end of June was 5.46%, comparing favorably with the 5.01% average yield for taxable money market funds tracked by IBC/Donoghue.

o During a challenging period for short-term fixed-income investments, the Fund produced a six-month total return of 1.74% and a twelve-month return of 5.25%. The average short-term bond fund, as tracked by Lipper Analytical Services returned 2.82% and 6.28% for the same periods.

o The Fund continued to hold a broadly diversified mix of short-maturity alternatives to U.S. Treasuries to pursue its objective of high current income with a high degree of principal stability.

o The Fund maintained its high quality orientation, with 68% of portfolio holdings rated AA or better by Standard & Poor's and/or Moody's as of June 30, 1998.



                                Table of Contents

   3  Letter from the Fund's President   14  Financial Statements
   4  Performance Update                 17  Financial Highlights
   5  Portfolio Summary                  18  Notes to Financial Statements
   6  Portfolio Management Discussion    21  Investment Products and Services
   8  Glossary of Investment Terms       22  Scudder Solutions
   9  Investment Portfolio


                        2 - Scudder Short Term Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

We are pleased to report to you on Scudder Short Term Bond Fund's performance over its most recent semiannual period ended June 30, 1998. The Fund posted a modest 1.74% total return for the period, as shorter-maturity fixed income securities generally traded in a narrow range. On June 30, the Fund's yield was 5.46%, considerably higher than the current low level of U.S. inflation. As the Fund's managers state in the portfolio management discussion that begins on page 6, we believe the Asian economic downturn could continue to dampen U.S. growth, contributing to a supportive environment for bonds over the coming months.

For those of you interested in new Scudder products and services, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of non-U.S. companies with high growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. These two funds make Scudder among the first in the industry to offer funds that pursue long-term growth of capital internationally in both the growth and value styles of investing, respectively. Please see page 21 for more information on Scudder products and services.

If you have any questions regarding Scudder Short Term Bond Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Short Term Bond Fund


                        3 - Scudder Short Term Bond Fund

PERFORMANCE UPDATE as of June 30, 1998
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                        Total Return
Period      Growth     --------------
Ended         of                Average
6/30/98    $10,000   Cumulative  Annual
-----------------------------------------
SCUDDER SHORT TERM BOND FUND
-----------------------------------------
1 Year     $ 10,525      5.25%    5.25%
5 Year     $ 12,424     24.24%    4.44%
10 Year*   $ 20,025    100.25%    7.19%

-----------------------------------------
SALOMON BROTHERS INC. TREASURY/GOVERNMENT
SPONSORED CORPORATE INDEX (1-3 YEARS)
-----------------------------------------
1 Year     $ 10,684      6.84%    6.84%
5 Year     $ 13,170     31.70%    5.66%
10 Year*   $ 20,225    102.25%    7.29%
-----------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER SHORT TERM BOND FUND
Year            Amount
----------------------
'88            $10,000
'89            $10,979
'90            $12,003
'91            $13,513
'92            $14,861
'93            $16,118
'94            $16,212
'95            $17,050
'96            $17,922
'97            $19,027
'98            $20,025

SALOMON BROTHERS INC. TREASURY/GOVERNMENT
SPONSORED CORPORATE INDEX (1-3 YEARS)
Year            Amount
----------------------
'88            $10,000
'89            $10,890
'90            $11,806
'91            $13,017
'92            $14,387
'93            $15,357
'94            $15,619
'95            $16,819
'96            $17,757
'97            $18,930
'98            $20,225

Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30

                       1989      1990     1991     1992     1993     1994     1995     1996     1997     1998
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.63   $ 11.58  $ 11.89  $ 12.01  $ 12.12  $ 11.37  $ 11.19  $ 11.03  $ 11.00  $ 10.92
INCOME DIVIDENDS..   $   .71   $  1.03  $  1.09  $  1.03  $   .87  $   .76  $   .74  $   .72  $   .69  $   .64
CAPITAL GAINS
DISTRIBUTIONS.....   $   .03   $   .06   $   --  $    --  $    --  $   .07  $    --  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........      9.80      9.33    12.58     9.98     8.45      .58     5.17     5.11     6.17     5.25
INDEX TOTAL
RETURN (%)........      8.91      8.41    10.27    10.50     6.76     1.69     7.68     5.57     6.61     6.84

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns may be higher due to the Adviser's maintenance of the Fund's expenses.

*The Fund, with its current name and objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 81.76% and 6.87%, respectively.



                        4 - Scudder Short Term Bond Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Corporate Bonds                              31%
Asset-Backed Securities                      18%
Government National Mortgage Association     16%
Collateralized Mortgage Obligations          15%
U.S. Government Agency Pass-throughs         10%
U.S. Government Obligations                   6%
Cash Equivalents                              4%
------------------------------------------------
                                            100%
------------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We have been increasing the
Fund's exposure to corporate
bonds as a precautionary
measure. We believe these bonds
would provide additional safety if
U.S. economic growth slows.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
U.S. Government & Agencies                   32%
AAA*                                         27%
AA                                            9%
A                                             3%
BBB                                          29%
------------------------------------------------
                                            100%
------------------------------------------------
Weighted average quality: AA
*Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The overall quality of the Fund's
portfolio holdings remains high.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Under 1 year                                 14%
1 - 5 years                                  76%
5 - 8 years                                   8%
8 years or greater                            2%
------------------------------------------------
                                            100%
------------------------------------------------
Weighted average effective maturity: 2.63 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continued to maintain
a relatively neutral position on
maturities, with a portfolio
duration range of 1.6 to 1.8 years
during the period.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                        5 - Scudder Short Term Bond Fund

                         Portfolio Management Discussion

We recently asked Scudder Short Term Bond Fund's Co-Lead Portfolio Managers, Stephen Wohler and Robert Cessine, to discuss fund strategy and market conditions during the first half of 1998.

Q: How would you characterize the investment environment over the past six months?

A: It was a period of strong economic growth, muted inflation and relatively stable interest rates -- a market that favored equity over fixed income investing. While the bond market rallied for longer maturities, short-term rates held fairly steady due to the unchanging policy of the Federal Reserve, creating a more challenging environment for the short-term issues in which the Fund invests.

Q: How did Scudder Short Term Bond Fund perform during the six-month period?

A: Scudder Short Term Bond Fund continued to provide investors with a competitive, high-yielding alternative for their short-term cash reserves, providing a 30-day net annualized SEC yield of 5.46% at the end of June, compared with 5.01% on average for the taxable money market funds tracked by IBC/Donoghue, an independent research firm. The Fund historically has maintained a comfortable yield advantage over money market funds. Of course, money market funds seek to maintain a stable principal value, while the Fund's net asset value will fluctuate with changing market conditions.

From a total return standpoint, however, the Fund did not perform up to our expectations. It provided a total return of 1.74% for the six months ending June 30, 1998 compared to 2.82% for the average short-term bond fund tracked by Lipper Analytical Services. At the beginning of the year, the Fund was positioned to capture yield, but this strategy was not rewarded. While the overall quality of the Fund's holdings remained high, relatively large positions in weak areas such as asset-backed securities and REITs detracted from the Fund's performance. In addition, high coupon mortgage pass-throughs also underperformed due to rapid prepayments caused by refinancing activity as mortgage rates continued to decline.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

 Treasury Yields:
 December 31, 1997, versus June 30, 1998

LINE CHART DATA:


 Maturity                    Yield
 -------------------------------------------------
                12/31/97          6/30/98
 -------------------------------------------------
 3 mos           5.342%            5.093%

 6 mos           5.435             5.233

 1 yr            5.476             5.365

 2 yrs           5.642             5.475

 3 yrs           5.669             5.491

 5 yrs           5.705             5.465

 10 yrs          5.741             5.446

 30 yrs          5.924             5.626


Q: At the end of the period, 18% of the portfolio was in asset-backed securities. What are they, and how do they differ from other types of fixed-income investments?

A: Historically, most bonds in the public debt market have been issued either on an unsecured basis, based on the financial strength of a corporation, or on a secured basis, backed by high quality collateral. Asset-backed securities evolved from the secured bond market, but unlike most of the secured bond

                        6 - Scudder Short Term Bond Fund
market, they have been designed to insulate investors from the performance of the issuing corporations. With asset-backed securities, the securities perform based on the collateral, not the issuer. Even if the issuer goes bankrupt, investors should still receive 100% of principal and interest payments from the security. Historically, asset-backed securities have been one of the higher yielding, lower risk investment options in the bond market.

Over the past six months, the Fund's manufactured housing and home equity asset-backed securities underperformed, but we continue to believe they offer good longer-term upside potential and a valuable source of diversification.

Q: Did you make any changes in the Fund's investment strategy during the first half of the year?

A: We have been increasing the Fund's exposure to corporate bonds, which accounted for 31% of the portfolio at the end of the period and now constitute the Fund's largest sector weighting. To the extent possible, we are focusing our corporate purchases in non-cyclical areas, such as consumables, cable TV, and media. Although we don't anticipate a recession, we believe these sectors would provide greater safety in a recessionary environment. We have also tried to increase the upside potential of the portfolio in case short-term interest rates fall. This included reducing the Fund's premium mortgages position from 31% at the beginning of the year to 24% on June 30, 1998. That money has been reallocated to new asset-backed securities and corporate bonds. At the end of the period, asset-backed securities accounted for 18% of the portfolio.

Q: What about the Fund's duration?

A: Duration measures a portfolio's sensitivity to interest rate changes, and is adjusted by altering the mix of securities. The shorter a portfolio's duration, the less its net asset value will be affected by rising interest rates. As a short-term bond fund, the Fund's duration will never exceed that of a 3-year Treasury note -- about 2.5 years. The Fund's duration remained in the 1.6 to 1.8 year range throughout the period, in anticipation of a possible rise in short term rates. This had little effect on performance, as short-term rates remained relatively stable between January and June.

Q: What is your outlook for the rest of the year?

A: We are cautiously optimistic about the bond market. We believe the slowdown in Asia may help keep U.S. economic growth to acceptable levels -- less than 3.0% -- which would be a supportive environment for bonds. Inventory buildup in the first quarter may also lead to slower growth in the second half of the year. We believe inflation will remain restrained, and in the absence of the economy picking up steam, we would expect the Federal Reserve Board to stay on the sidelines. It has been an unusual period, with the Federal Funds rate pegged at 5.5% and short-term interest rates even lower. Even so, U.S. rates are still higher than those in Europe and Japan. And with very little difference in yields between short-and long-term bonds, we believe the tradeoff for extending maturities is not there for risk-averse investors. Scudder Short Term Bond Fund continues to offer investors an opportunity for a high level of income, consistent with relative price stability and liquidity.


                        7 - Scudder Short Term Bond Fund

                          Glossary of Investment Terms

 COUPON The interest rate on a bond the issuer (a corporation or government entity) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 of $1,000 of the face amount each year.

 DEFAULT Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation.

 DURATION Gauges the price sensitivity of a bond or bond portfolio to changes in market interest rate levels. A fixed income portfolio with an overall duration of five years can be expected to increase 5% for every 1% decrease in interest rates (and decline 5% for every 1% increase in rates).

 INVESTMENT-GRADE                 A bond that has a quality rating of BBB or
 BOND                             higher.


 SECTOR A similar group of bonds or stocks. Some examples of sectors that could be found in a fund that invests in corporate bonds include airlines, financial services companies, and pharmaceutical firms.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity, net of expenses.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a mutual fund. Total return is based on a combination of changes in share price plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD SPREAD                     The difference in yield between various types
                                  of bonds. A corporate bond's yield is
                                  generally measured against the yield of a Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it often means that corporate bond yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                        8 - Scudder Short Term Bond Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%,
  to be repurchased at $7,355,175 on 7/1/1998, collateralized by a $5,163,000                                   --------------
  U.S. Treasury Bond, 12.75%, 11/15/2010 (Cost $7,354,000) ..............................      7,354,000             7,354,000
                                                                                                                --------------
Short-Term Notes 3.8%
------------------------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.89%, 7/2/1998 ...............................................     20,000,000            20,000,000
Federal National Mortgage Association, 5.83%* with various maturities to 7/7/1998 .......     20,000,000            19,980,600
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $39,980,600)                                                                           39,980,600
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Obligations 6.2%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.5%, 4/14/2000 .................................................     10,000,000             9,973,400
Federal Home Loan Bank, 5.625%, 3/19/2001 (b) ...........................................     20,000,000            19,962,400
U.S. Treasury Note, 6.25%, 6/30/2002 ....................................................     10,000,000            10,251,600
U.S. Treasury Note, 5.625%, 12/31/2002 ..................................................     10,000,000            10,043,700
U.S. Treasury Note, 5.5%, 5/31/2003 .....................................................     15,000,000            15,002,400
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost $65,190,632)                                                                65,233,500
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 15.6%
------------------------------------------------------------------------------------------------------------------------------
11.5% with various maturities to 7/20/2020 ..............................................     13,291,660            14,996,092
11% with various maturities to 10/20/2020 ...............................................      1,599,088             1,769,596
9% with various maturities to 12/15/2020 (b) ............................................     55,563,318            59,834,258
10% with various maturities to 1/20/2022 ................................................      3,270,987             3,556,931
8% with various maturities to 12/15/2023 ................................................     72,292,035            75,082,179
7.13% with various maturities to 9/20/2025 ...............................................     8,546,831             8,683,046
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $162,610,155)                                                 163,922,102
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-throughs 9.9%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Series 1719-C, Principal Only, 4/15/1999 (b) ..........     18,387,720            17,932,337
Federal Home Loan Mortgage Corp., 7.5%, 9/1/2012 ........................................     46,774,129            48,074,918
Federal Home Loan Mortgage Corp., 9.5% with various maturities to 8/1/2016 ..............      5,618,104             6,090,081
Federal Home Loan Mortgage Corp., Series 1250-F, 7%, 4/15/2019 ..........................         78,698                78,550
Federal Home Loan Mortgage Corp., 7.792%, 11/1/2021 .....................................        439,621               457,413
Federal Home Loan Mortgage Corp., 7.74% with various maturities to 9/1/2024 .............      6,050,441             6,289,615
Federal National Mortgage Association, 7.31% with various maturities to 1/1/2019 ........        925,200               955,121
Federal National Mortgage Association, 8.5% with various maturities to 8/1/2022 .........     14,003,959            14,685,484
Federal National Mortgage Association, 7.38% with various maturities to 12/1/2022 .......      5,496,713             5,659,031
Federal National Mortgage Association, 7.4% with various maturities to 10/1/2023 ........      4,223,469             4,338,199
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-throughs (Cost $104,831,347)                                                     104,560,749
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Short Term Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 14.5%
------------------------------------------------------------------------------------------------------------------------------
Chemical Mortgage Securities, Inc., Series 1993-1 A4, 7.45%, 2/25/2023 ..................      1,417,678             1,420,780
Citicorp Mortgage Securities, Inc., Series 1997-3, 7%, 8/25/2027 ........................     21,361,390            21,341,363
Countrywide Funding Corp., Series 1994-2 A8, 6.5%, 2/25/2009 ............................      1,900,000             1,895,844
First Bank System Inc., Series 1993-F, 7.178%, 11/25/2024 (b) ...........................     17,626,602            17,747,785
General Electric Capital Mortgage Services, Inc., 7%, 1/25/2008 .........................      6,500,000             6,577,155
General Electric Capital Mortgage Services, Inc., Series 1994-21A, 6.5%,
  8/25/2009 .............................................................................     14,372,712            14,350,147
General Electric Capital Mortgage Services, Inc., Series 1994-19 A1, 7.5%,
  6/25/2024 .............................................................................        995,741               992,624
General Electric Capital Mortgage Services, Inc., Series 1994-27 A1, 6.5%,
  7/25/2024 .............................................................................      5,842,203             5,836,726
Norwest Asset Security Corp., Series 1996-5 AB, 7.5%, 11/25/2026 ........................      8,796,142             8,848,369
Residential Funding Mortgage Securities, Series 1996-A17, 7.75%, 1/25/2007 ..............      8,063,349             8,172,961
Residential Funding Mortgage Securities, Series 1993-S35, 7.087%, 10/25/2023 ............     16,290,434            16,361,705
Residential Funding Mortgage Securities I Inc., Series 1997-S19 A6, 6.5%,
  12/25/2012 ............................................................................     26,528,498            26,462,171
Residential Funding Mortgage Securities I Inc., Series 1997-S13 A8, 7.1%,
  9/25/2027 .............................................................................     21,076,321            21,076,321
Resolution Trust Corp., Series 1992-12 A2A, 7.5%, 8/25/2023 .............................        748,026               749,545
Ryland Acceptance Corp. Four, Series 97-H, 8.95%, 8/20/2019 .............................      1,092,919             1,093,936
------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $153,940,898)                                                      152,927,432
------------------------------------------------------------------------------------------------------------------------------

Asset Backed 17.8%
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous 2.6%
Bally's Health & Tennis Master Trust, 8.43%, 8/1/2002 ...................................     13,000,000            13,018,281
Mortgage Index Amortizing Trust Series 1997-1, 6.682%, 8/25/2004 ........................     14,000,000            14,095,703
                                                                                                                --------------
                                                                                                                    27,113,984
                                                                                                                --------------
Credit Card Receivables 1.4%
First USA Bank, Series 1994-1, 7.45%, 4/15/1999 .........................................      4,528,302             4,538,264
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ................................     10,000,000             9,970,703
                                                                                                                --------------
                                                                                                                    14,508,967
                                                                                                                --------------
Home Equity Loans 5.2%
Advanta Corp., Series 1997-2 A3, 7.3%, 10/25/2022 (b) ...................................     10,500,000            10,782,188
AFC Home Equity Loan Trust, Series 1990-3A, 9.6%, 7/26/2005 .............................        943,056               952,192
AFC Home Equity Loan Trust, Series 1992-3A, 7.05%, 8/15/2007 ............................        474,177               472,844
CTS Home Equity Loan Trust, Series 1991-1A, 8.8%, 1/15/2006 .............................        263,019               262,443
Contimortgage Home Equity Loan Trust, Series 1991-1, 9.52%, 4/15/2006 ...................        475,299               470,843
Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/2028 (b) ..........     18,500,000            18,913,359
Contimortgage Net Interest Margin Notes, Series 1997-3, Series 1997-3, 7.23%,
  7/16/2028 .............................................................................      6,781,279             6,755,849
Green Tree Financial Corp., Series 1997-B A5, 7.15%, 4/15/2027 ..........................      9,600,000             9,748,500
Old Stone Credit Corp. Home Equity Loan, Series 1992-2, 6.95%, 5/15/2007 ................      2,757,427             2,768,622

    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder Short Term Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Old Stone Credit Corp. Home Equity Loan, Series 1993-1, 5.85%, 3/15/2008 ................        659,389               654,855
Security Pacific Home Equity Trust, Series 1991-A B, 10.5%, 3/10/2006 ...................      2,543,398             2,553,334
                                                                                                                --------------
                                                                                                                    54,335,029
                                                                                                                --------------
Manufactured Housing Receivables 8.6%
Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/2028 ................      8,000,000             8,111,250
Green Tree Financial Corp., Securitized NIM, Series 1994-A, 6.9%, 2/15/2004 .............     13,385,116            13,364,725
Green Tree Financial Corp., Securitized NIM, Series 1994-B, 7.85%, 7/15/2004 ............     11,105,567            11,227,034
Green Tree Financial Corp., Series 1995-3 B2, 8.1%, 8/15/2025 ...........................     20,636,400            20,744,419
Green Tree Financial Corp., Series 1995-5 B2, 7.65%, 9/15/2026 ..........................      9,000,000             9,013,711
Green Tree Financial Corp., 7.3%, 12/15/2026 ............................................      9,500,000             9,566,797
Green Tree Financial Corp., Series 1996-5 B2, 8.45%, 7/15/2027 ..........................      9,998,413            10,311,644
Merrill Lynch Mortgage Investors Inc., Series 1991-B, 9.2%, 3/15/2011 ...................         41,626                41,613
Merrill Lynch Mortgage Investors Inc., Series 1992-B, 8.5%, 4/15/2012 ...................      8,560,721             8,582,123
                                                                                                                --------------
                                                                                                                    90,963,316
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $185,863,466)                                                                             186,921,296
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 31.5%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 1.4%
Wal-Mart Stores Inc., 5.85%, 6/1/2000 ...................................................     15,000,000            14,960,625
                                                                                                                --------------
Consumer Staples 1.4%
Philip Morris Companies Inc., 6.15%, 3/15/2000 ..........................................     15,000,000            14,945,625
                                                                                                                --------------
Communications 1.1%
AT&T Capital Corp., 6.25%, 5/15/2001 ....................................................     11,000,000            11,029,700
                                                                                                                --------------
Financial 19.2%
American Health Properties, Inc. (REIT), 7.05%, 1/15/2002 ...............................      2,200,000             2,247,718
BANC ONE CORP., 6.25%, 10/1/2001 ........................................................     10,000,000            10,112,500
Citicorp, 8.03%, 2/15/2000 ..............................................................     15,000,000            15,514,050
Colonial Realty LP (REIT), 7.5%, 7/15/2001 (b) ..........................................      4,000,000             4,090,600
ERP Operating LP (REIT), 8.5%, 5/15/1999 ................................................      4,100,000             4,177,326
General Electric Capital Corp., 6.02%, 5/1/2001 (b) .....................................     15,000,000            15,075,000
Health Care Properties Investors, Inc. (REIT), 6%, 11/8/2000 ............................      5,225,000             5,172,750
Morgan Stanley Capital Investment, Inc., 6.25%, 7/15/2007 ...............................      7,914,192             7,973,239
NationsBank Corp., 5.75%, 3/15/2001 .....................................................     19,000,000            18,997,744
Oasis Residential Inc. (REIT), 6.75%, 11/15/2001 ........................................     13,400,000            13,603,680
Oasis Residential Inc. (REIT), 7%, 11/15/2003 ...........................................     14,900,000            15,120,222
Simon Debartolo Group, Inc. (REIT), 6.625%, 6/15/2003 ...................................     15,000,000            14,995,500

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Short Term Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Spieker Properties, Inc. (REIT), 6.65%, 12/15/2000 ......................................     15,000,000            15,105,600
Spieker Properties, Inc. (REIT), 6.8%, 12/15/2001 .......................................      5,500,000             5,590,860
Spieker Properties, Inc. (REIT), 6.95%, 12/15/2002 ......................................      3,500,000             3,561,005
Sun Communities, Inc. (REIT), 7.625%, 5/1/2003 ..........................................      5,850,000             6,061,419
Susa Partnership LP (REIT), 7.125%, 11/1/2003 ...........................................      5,400,000             5,523,768
Taubman Realty Group LP (REIT), Medium Term Note, 8%, 6/15/1999 .........................      4,755,000             4,832,887
Taubman Realty Group LP (REIT), Medium Term Note, 7.5%, 6/15/2002 .......................     19,150,000            19,678,540
World Omni Automobile Lease Securitization Trust, Series 1996-B, 6.85%,
  11/15/2002 ............................................................................     14,982,494            15,188,503
                                                                                                                --------------
                                                                                                                   202,622,911
                                                                                                                --------------
Media 2.1%
Comcast Cable Communications, 8.125%, 5/1/2004 ..........................................     15,000,000            16,251,450
Tele-Communications, Inc., 7.375%, 2/15/2000 ............................................      6,000,000             6,126,300
                                                                                                                --------------
                                                                                                                    22,377,750
                                                                                                                --------------
Technology 2.9%
Pitney Bowes, Inc., 6.27%, 1/20/2012 ....................................................     15,000,000            15,018,750
Raytheon Co., 6.45%, 8/15/2002 ..........................................................     15,000,000            15,148,800
                                                                                                                --------------
                                                                                                                    30,167,550
                                                                                                                --------------
Energy 1.4%
Lyondell Petrochemical Co., Global Note, 9.125%, 3/15/2002 ..............................      8,900,000             9,607,906
Lyondell Petrochemical Co., 9.75%, 9/4/2003 .............................................      4,600,000             5,334,758
                                                                                                                --------------
                                                                                                                    14,942,664
                                                                                                                --------------
Metals & Minerals 1.4%
Alcan Aluminium Ltd., 9.625%, 7/15/2019 (b) .............................................     14,000,000            14,999,600
                                                                                                                --------------
Transportation 0.6%
Continental Airlines Inc. Pass-thru Trust, 7.42%, 4/1/2007 ..............................      6,178,750             6,343,416
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $329,266,224)                                                                          332,389,841
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,049,037,322) (a)                                                   1,053,289,520
------------------------------------------------------------------------------------------------------------------------------

*     Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $1,049,037,322. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $4,252,198. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,933,764 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,681,566.

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Short Term Bond Fund

--------------------------------------------------------------------------------

(b) At June 30, 1998 these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts.

      At June 30, 1998, open future contracts sold short were as follows:

                                                                               Aggregate
                                                                               ---------
               Futures                     Expiration       Contracts        Face Value ($)     Market Value ($)
               -------                     ----------       ---------        --------------     ----------------
      5  Year U.S. Treasury Note      September 21, 1998      1,000            109,196,875         109,687,500
                                                                              ------------        ------------
      Total net unrealized depreciation on open futures contracts sold short .................        (490,625)
                                                                                                  ============

      Abbreviations and other acronyms used in this portfolio:
      ----------------------------------------------------------------------
      REIT      Real Estate Investment Trust
      NIM       Net Interest Margin

      Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments. All separate investments in each of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Short Term Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,049,037,322) .............    $ 1,053,289,520
                 Cash ................................................................            687,501
                 Receivable for investments sold .....................................          3,342,836
                 Interest receivable .................................................          8,075,048
                 Receivable for Fund shares sold .....................................          1,512,437
                 Other assets ........................................................             15,349
                                                                                         ------------------
                 Total assets ........................................................      1,066,922,691
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...................................................          1,101,788
                 Payable for Fund shares redeemed ....................................          2,451,775
                 Payable for investments purchased ...................................              7,029
                 Payable for daily variation margin on open futures contracts ........            210,180
                 Accrued management fee ..............................................            459,770
                 Other payables and accrued expenses .................................            678,264
                                                                                         ------------------
                 Total liabilities ...................................................          4,908,806
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                              $ 1,062,013,885
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................          3,739,631
                 Net unrealized appreciation (depreciation) on:
                    Investments ......................................................          4,252,198
                    Futures ..........................................................           (490,625)
                 Accumulated net realized loss .......................................       (146,448,580)
                 Paid-in capital .....................................................      1,200,961,261
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                              $ 1,062,013,885
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($1,062,013,885 / 97,291,906 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                  ------------------
                   authorized) .......................................................             $10.92
                                                                                         ------------------

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Short Term Bond Fund

                             Statement of Operations

                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  39,795,647
                                                                                           ----------------
                 Expenses:
                 Management fee ......................................................          2,994,960
                 Services to shareholders ............................................          1,423,746
                 Custodian and accounting fees .......................................            149,325
                 Trustees' fees and expenses .........................................             26,788
                 Reports to shareholders .............................................            107,152
                 Auditing ............................................................             32,037
                 Legal ...............................................................             17,195
                 Registration fees ...................................................             19,005
                 Other ...............................................................             23,613
                                                                                           ----------------
                                                                                                4,793,821
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         35,001,826
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................           (472,085)
                 Futures .............................................................         (7,369,695)
                 Options .............................................................            (11,842)
                                                                                           ----------------
                                                                                               (7,853,622)
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         (8,473,457)
                 Futures .............................................................            170,036
                                                                                           ----------------
                                                                                               (8,303,421)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (16,157,043)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  18,844,783
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Short Term Bond Fund

                       Statements of Changes in Net Assets

                                                                                            Six Months
                                                                                               Ended
                                                                                             June 30,            Year Ended
                                                                                               1998             December 31,
Increase (Decrease) in Net Assets                                                           (Unaudited)             1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .............................................     $   35,001,826       $   85,116,159
                 Net realized gain (loss) from investment transactions .............         (7,853,622)         (20,654,427)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .......................         (8,303,421)          11,486,176
                                                                                        -----------------    -----------------
                 Net increase (decrease) in net assets resulting from
                   operations ......................................................         18,844,783           75,947,908
                                                                                        -----------------    -----------------
                 Distributions to shareholders from:
                 Net investment income .............................................        (31,641,266)         (78,060,393)
                                                                                        -----------------    -----------------
                 Fund share transactions:
                 Proceeds from shares sold .........................................        158,485,931          225,970,263
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...................................         24,057,737           58,987,223
                 Cost of shares redeemed ...........................................       (273,264,462)        (585,484,724)
                                                                                        -----------------    -----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ....................................................        (90,720,794)        (300,527,238)
                                                                                        -----------------    -----------------
                 Increase (decrease) in net assets .................................       (103,517,277)        (302,639,723)
                 Net assets at beginning of period .................................      1,165,531,162        1,468,170,885
                 Net assets at end of period (including undistributed
                   net investment income of $3,739,631 and $379,071,                    -----------------    -----------------
                   respectively) ...................................................     $1,062,013,885       $1,165,531,162
                                                                                        -----------------    -----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .........................        105,576,081          132,860,852
                                                                                        -----------------    -----------------
                 Shares sold .......................................................         14,397,761           20,508,345
                 Shares issued to shareholders in reinvestment of
                   distributions ...................................................          2,195,694            5,352,697
                 Shares redeemed ...................................................        (24,877,630)         (53,145,813)
                                                                                        -----------------    -----------------
                 Net increase (decrease) in Fund shares ............................         (8,284,175)         (27,284,771)
                                                                                        -----------------    -----------------
                 Shares outstanding at end of period ...............................         97,291,906          105,576,081
                                                                                        -----------------    -----------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder Short Term Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                   Six Months
                                                 Ended June 30,                Years Ended December 31,
                                                    1998(a)
                                                  (Unaudited)      1997(a)    1996(a)      1995        1994      1993(a)
----------------------------------------------------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------
Net asset value, beginning of period ...........    $ 11.04       $ 11.05     $ 11.35    $ 10.91     $ 12.01     $ 11.93
                                                  --------------------------------------------------------------------------
Income from investment operations:
Net investment income ..........................        .34           .73         .74        .71         .81         .87
Net realized and unrealized gain (loss) on
  investments ..................................       (.15)         (.07)       (.32)       .44       (1.15)        .08
                                                  --------------------------------------------------------------------------
Total from investment transactions .............        .19           .66         .42       1.15        (.34)        .95
                                                  --------------------------------------------------------------------------
Less distributions:
From net investment income .....................       (.31)         (.67)       (.72)      (.43)       (.64)       (.80)
From net realized gains ........................         --            --          --         --          --        (.03)
In excess of gains .............................         --            --          --         --          --        (.04)
From tax return of capital .....................         --            --          --       (.28)       (.12)         --
                                                  --------------------------------------------------------------------------
Total distributions ............................       (.31)         (.67)       (.72)      (.71)       (.76)       (.87)
                                                  --------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------
Net asset value, end of period .................    $ 10.92       $ 11.04     $ 11.05    $ 11.35     $ 10.91     $ 12.01
                                                  --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............................       1.74**        6.17        3.86      10.74       (2.87)       8.18
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........      1,062         1,166       1,468      1,823       2,136       3,190
Ratio of operating expenses net, to average
  daily net assets (%) .........................        .86*          .86         .80        .75         .73         .68
Ratio of net investment income to average
  daily net assets (%) .........................       6.30*         6.64        6.66       6.37        6.93        7.21
Portfolio turnover rate (%) ....................      152.2*         39.4        61.8      101.1        65.3        66.1

(a) Per share amounts have been calculated using weighted average shares outstanding.
*   Annualized
**  Not annualized


                        17 - Scudder Short Term Bond Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and


                          18 - Scudder Short Term Bond

  (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $134,629,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($27,264,000), December 31, 2003 ($60,090,000), December 31, 2004
($27,896,000) and December 31, 2005 ($19,379,000), the respective expiration dates.

Distribution of Income and Gains. Substantially all of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures, options, mortgage-backed securities, foreign currency contracts, and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $722,365,276 and $799,037,486, respectively. Purchases and sales of U.S. Government obligations aggregated $80,748,047 and $116,614,141, respectively.


                          19 - Scudder Short Term Bond

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1998 was $9,329,943,690 and $9,425,604,654, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the six months ended June 30, 1998, the fee pursuant to these agreements amounted to $2,994,960, of which $459,770 is unpaid at June 30, 1998. The management fee was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $829,599 charged to the Fund by SSC for the six months ended June 30, 1998, of which $261,880 is unpaid at June 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by STC aggregated $275,201, of which $131,415 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $84,934, of which $27,083 is unpaid at June 30, 1998.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $26,788.


                          20 - Scudder Short Term Bond

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        21 - Scudder Short Term Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        22 - Scudder Short Term Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        23 - Scudder Short Term Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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